                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.____)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement    [X]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            WEST TOWN BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________________

    (2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined:

         _______________________________________________________________________

    (4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

    (5)  Total fee paid:

         _______________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset provided by Exchange Act Rule 0-
    11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:

         _______________________________________________________________________

    (2)  Form, Schedule or Registration Statement No.:

         _______________________________________________________________________

    (3)  Filing Party:

         _______________________________________________________________________

    (4)  Date Filed:

         _______________________________________________________________________

                                June ____, 2001



Dear Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of West Town Bancorp, Inc. (the "Company"), to be held at its administrative office, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 11, 2001, at 1:00 p.m., Central Time.

     The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as a representative of Cobitz, VandenBerg & Fennessy, the Company's independent auditors, will be available to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     MANAGEMENT OF THE COMPANY SUPPORTS AND RECOMMENDS A "FOR" VOTE FOR THE ELECTION OF DENNIS B. KOSOBUCKI AND JAMES KUCHARCZYK AS DIRECTORS OF THE COMPANY AND A "FOR" VOTE FOR THE RATIFICATION OF COBITZ, VANDENBERG & FENNESSY AS THE COMPANY'S INDEPENDENT AUDITORS. PLEASE INDICATE YOUR SUPPORT BY CASTING YOUR VOTES FOR ALL PROPOSALS. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM.

                                         Sincerely,



                                         Dennis B. Kosobucki
                                         Chairman of the Board
                                         and President

                            WEST TOWN BANCORP, INC.
                             4852 WEST 30TH STREET
                            CICERO, ILLINOIS  60804
                                (708) 652-2000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 11, 2001

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of West Town Bancorp, Inc. ("Company") will be held at the administrative office of the Company, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 11, 2001 at 1:00 p.m., Central Time. The Company is the holding company and sole stockholder of West Town Savings Bank ("West Town" or the "Bank").

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The purpose of the meeting is to consider and act upon:

          1. The election of two directors of the Company;

          2. The ratification of Cobitz, VandenBerg & Fennessy as independent auditors for the Company for its fiscal year ending March 31, 2002; and

          3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO COME BEFORE THE MEETING.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on June 1, 2001 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Edward J. Hradecky
                              Secretary

Cicero, Illinois
June ____, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                            WEST TOWN BANCORP, INC.
                             4852 West 30th Street
                            Cicero, Illinois 60804
                                (708) 652-2000

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 July 11, 2001



Solicitation and Voting of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of West Town Bancorp, Inc. (hereinafter called "Bancorp" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting"). The Company owns one hundred (100%) percent of the issued and outstanding common stock of West Town Savings Bank ("West Town" or the "Bank"). The Meeting will be held at the administrative office of the Company, 4852 West 30th Street, Cicero, Illinois, on Wednesday, July 11, 2001, at 1:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to Stockholders on or about June 11, 2001.

     At the Meeting the Stockholders will be asked to elect two directors for a term of three years and to ratify Cobitz, VandenBerg & Fennessy as independent auditors of the Company for the fiscal year ending March 31, 2002. On February 12, 2001, the Company received a letter from James Kucera wherein he requested that the Nominating Committee recommend to the Board of Directors that he be nominated for election as a director at the Meeting. The Nominating Committee has not nominated Mr. Kucera. Mr. Kucera has nominated himself and has indicated that he intends to solicit proxies to be utilized at the Meeting.

     Regardless of the number of shares of common stock owned, it is important that Stockholders be represented by proxy or be present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the Board of Directors' nominees for directors Dennis B. Kosobucki and James Kucharczyk, and FOR the ratification of Cobitz, VandenBerg & Fennessy as independent auditors for the fiscal year ending March 31, 2002.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of the votes cast on the matter shall be the act of the Stockholders. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Votes withheld (for the election of directors) and broker non-votes will have no effect on the vote.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting, and voting in person.

However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and West Town, without additional compensation therefor. The Bancorp will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

     The securities which may be voted at the Meeting consist of shares of common stock of the Bancorp (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors. The close of business on June 1, 2001, has been fixed by the Board of Directors as the record date ("Record Date") for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 204,787 shares.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the provisions of Article XIII of the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     The following table sets forth certain information as to those persons believed by the Board of Directors to be beneficial owners of more than 5% of the outstanding shares of Common Stock on June 1, 2001. Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). Additionally, certain other publicly available Exchange Act reports may provide information regarding the identities of persons or groups who hold in excess of 5% of the Common Stock. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of June 1, 2001.

Name and                      Amount and Nature     Percent of
Address of                    of Beneficial         Common Stock
Beneficial Owner              Ownership             Outstanding (a)
----------------              -----------------     ------------

West Town Savings Bank             17,775(b)            8.04%
Employee Stock Ownership
Plan and Trust
4852 West 30th Street
Cicero, IL  60804

Dennis B. Kosobucki                26,184(c)           11.82%
3722 S. 61st Street
Cicero, IL 60650

Edward J. Hradecky                 16,779(d)            7.57%
5328 Grand Avenue
Western Springs, IL 60558

John A. Storcel                    16,779(e)            7.57%
2320 S. Fifth Avenue
North Riverside, IL 60546

(a) The total number of shares of Common Stock outstanding on June 1, 2001 was 204,787. Calculations of percentages based on 221,466 shares which include 16,679 option shares exercisable within 60 days from June 1, 2001.

(b) The Trustee of the West Town Savings Bank Employee Stock Ownership Plan, First Bankers Trust Company, P. O. Box 3566, Quincy, Illinois 62305, has sole voting and dispositive power over 8,987 un-allocated shares of Common Stock of the Company held in Trust. Un-allocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee. The ESOP Committee is composed of Company directors James J. Kemp, Jr., James Kucharczyk and John
     A. Storcel.

(c) The number of shares owned by Mr. Kosobucki, an Officer and Director of the Company, includes 7,450 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(d) The number of shares owned by Mr. Hradecky, an Officer and Director of the Company, include 1,110 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.

(e) The number of shares owned by Mr. Storcel, a Director of the Company, include 1,110 shares of Common Stock of the Company which may be acquired pursuant to presently exercisable options.


PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of five members.
The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Two directors will be elected at the Meeting each to serve for a three year term. The Nominating Committee, consisting of all the Directors of the Company, has nominated for election as Directors, Dennis B. Kosobucki and James Kucharczyk each for a three year term. The nominees are currently members of the Board of Directors of the Company and the Bank.

     Pursuant to the Company's Certificate of Incorporation, directors are elected by a plurity of the votes cast. Stockholders may not cumulate their votes. The two candidates receiving the highest number of votes will be elected as directors of the Company.

     If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why the nominees might be unavailable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of Dennis B. Kosobucki and James Kucharczyk.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DENNIS B.
                                              ---
KOSOBUCKI AND JAMES KUCHARCZYK.

     The following table sets forth as to each Board nominee and other directors continuing in office, his or her name, age, the year he first became a director and the number of shares of Common Stock beneficially owned at June 1, 2001.

                                                                   Shares of
                                                                   Common Stock
                                  Year                             Beneficially
                                  First Elected    Year            Owned at            Percent of
     Name              Age(1)     Director(2)      Term Expires    June 1, 2001(3)     Class
     -------           ------     -------------    ------------    ---------------     ----------
                                        BOARD NOMINEES

Dennis B. Kosobucki    60         1989               2004 (4)           26,184            11.82%

James Kucharczyk       79         1988               2004 (4)            4,779             2.15%

                            DIRECTORS CONTINUING IN OFFICE

James J. Kemp, Jr.(5)  54         1995               2002                6,874             3.10%

Edward J. Hradecky(5)  86         1983               2003               16,779             7.57%

John A. Storcel(5)     79         1990               2003               16,779             7.57%


(1) At March 31, 2001.

(2) Includes prior service on the Board of Directors of West Town.

(3) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shared voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table possess voting and investment power. This table also includes 16,679 shares of the Common Stock subject to outstanding options which are exercisable within sixty (60) days from June 1, 2001.

(4) Assuming re-election at the Annual Meeting.

(5) Member of the ESOP Committee which directs ESOP Trustee vote for 8,987 shares of unallocated shares held by ESOP Trust.

Board Nominees:

     Set forth below is certain information with respect to the Board nominees for directors and the continuing directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

     Dennis B. Kosobucki. Mr. Kosobucki joined West Town in June, 1989 and has served as Chairman of the Board, President and Chief Executive Officer. Prior to joining West Town, Mr. Kosobucki was employed for twenty-five years by Land of Lincoln Savings and its successors. He served in various capacities at Land of Lincoln, including Senior Vice President/Lending Operations.

     Edward J. Hradecky. Mr. Hradecky has served as a Director of West Town since May 1983. Mr. Hradecky is retired from Western Electric Company and is a self-employed tax consultant for forty-six years. He is involved in a number of civic organizations.

     John A. Storcel. Mr. Storcel has served as a Director of West Town since May, 1990. Mr. Storcel is an owner of an electrical construction company located in Lyons, Illinois and was an active employee of the company for twenty-eight years before he retired in 1990. He is president and partner in industrial, commercial and apartment construction and rental firms. Mr. Storcel has been a director in the banking industry for over 20 years.

     James J. Kemp, Jr. Mr. Kemp has served as a Director of West Town and the Company since November 1995 when he was elected to fill the vacancy created by the death of Edward B. Bulthuis, a Director of the Company and West Town. Mr. Kemp is a partner in the Oak Brook, Illinois, law firm of Kemp & Grzelakowski, Ltd. and has represented the Bank since 1989 and the Company since its inception. The legal fees paid to Mr. Kemp's firm in fiscal 2001 were $37,200 on a combined basis for the Company and the Bank.

     James Kucharczyk. James Kucharczyk has served as a Director of West Town since May 1988. Mr. Kucharczyk retired from Teletype Corp. in April, 1979. He is active in a number of civic organizations in the Cicero area. Mr. Kucharczyk serves on the Bank's Compensation Committee and its Audit Committee.

Kucera Nomination

     James Kucera, is 72, has nominated himself to stand for election to the Board of Directors at the Meeting. Mr. Kucera is a resident of Union Pier, Michigan. Mr. Kucera is a Colonel, U.S. Army Retired, Judge Advocate General Corps. Mr. Kucera is presently self-employed in real estate investment and property management. At June 1, 2001, Mr. Kucera owned 3,000 shares (1.35%) of Common Stock of the Company. Mr. Kucera is the brother-in-law of director John
A. Storcel.

THE BOARD OF DIRECTORS URGES YOU TO RETURN ONLY THE ENCLOSED PROXY AND TO VOTE "FOR" THE ELECTION OF DENNIS B. KOSOBUCKI AND JAMES KUCHARCZYK.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company and the Bank conduct their business through meetings of the Board and through their committees. During the fiscal year ended March 31, 2001, the Board of Directors of the Company met 12 times and the Board of Directors of West Town held 13 meetings. No director of the Company or West Town attended fewer than 75% of the total meetings of the Board and committee meetings on which such Board member served during this period.

     The Board of Directors of the Bank has established an Executive, Audit, Compensation, Compliance, Loan, Investment and Asset/Liability and Nominating Committee.

     Executive Committee. The Executive Committee consists of Dennis B. Kosobucki, Edward J. Hradecky and James Kucharczyk. This Committee has authority to exercise most powers of the Board of Directors of the Bank between meetings of the full Board of Directors. All activities of this Committee are reported to the Board on a periodic basis. This Committee did not meet during fiscal 2001.

     Compensation Committee. The Compensation Committee consists of all outside directors of the Bank. This Committee reviews the salary of the Bank's President/Managing Officer and Chief Financial Officer. This Committee met once during fiscal 2001.

     Compliance Committee. The Compliance Committee consists of Directors Edward Hradecky and John A. Storcel and Bank Officer Jeffrey P. Kosobucki. This Committee monitors the Bank's compliance with all statutory and regulatory requirements. This Committee reviews the Bank's compliance by meeting with the Bank's Compliance Officer, as well as the Bank's counsel and its auditor. This Committee met on an as needed basis during fiscal 2001.

     Loan Committees. The Residential Loan Committee consists of Dennis B. Kosobucki, Edward J. Hradecky and James Kucharczyk. The Commercial Loan Committee consists of Dennis B. Kosobucki, John A. Storcel, James J. Kemp, Jr. and Kevin Kosobucki, a loan officer of the Bank. These Committees approve loans as required under the Bank's loan policies, review the Bank's adherence to loan policies and procedures, and approves loans in excess of the President's lending authority and reviews on a random basis the underwriting of closed loans. These Committees met on an as needed basis during fiscal 2001.

     Nominating Committee. The Nominating Committee consists of all directors of the Bank whose terms are not expiring in the current fiscal year. This Committee recommends persons for election or reelection to the Board. The Nominating Committee met one time in fiscal 2001.

     Article II, Section 14 of the Company's Bylaws provides that the Board of Directors of the Company shall act as a nominating committee for selecting the management nominees for election as directors. Such section of the Bylaws also provides as follows: "no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Company in accordance with the provisions of the Company's Articles of Incorporation." Article II, Section 15 further provides that any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Company in accordance with the provisions of the Company's Articles of Incorporation. Article X of the Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to stockholders by the Company, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to Stockholders. If properly made, such nominations shall be considered by Stockholders at such meeting. The Board of Directors of the Company held a meeting in such capacity on May 16, 2001, in order to nominate the individuals for election at the Meeting.

     Audit Committee.  The Audit Committee consists of John A. Storcel, Edward
J. Hradecky, James Kucharczyk and James J. Kemp, Jr.. This Committee makes recommendations to the Board concerning the appointment of the independent auditor, reviews audit reports and periodic regulatory reports. In addition, this Committee oversees and monitors the Bank's system of accounting and internal controls. This Committee also reviews the Reports of Examination issued by the Federal Deposit Insurance Corporation ("FDIC") and the Office of Illinois Commissioner of Banks and Real Estate ("OBRE"). This Committee met three times during fiscal 2001. In fulfillment of the SEC's requirements relating to audit committee composition and function, the Board of Directors adopted the Audit Committee Charter for West Town Bancorp, Inc., a copy of which is appended as Exhibit A to this Proxy Statement.

     Audit Committee Report. The incorporation by this reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Town Bancorp, Inc. shall not be deemed to include the following report and related information unless such report is specifically stated to be incorporated by reference to such document.

     The Audit Committee assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financials and recommends to the Board that they be included in the Company's Annual Report on SEC Form 10-K. The committee is comprised solely of outside directors.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended March 31, 2001 with its management and Cobitz, VandenBerg & Fennessy ("CVF") the Company's independent auditors. The Audit Committee has also discussed with CVF the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from CVF required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussion with management and CVF, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 2001 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee of the Board of Directors:
Edward J. Hradecky, Chairman, John A. Storcel, James Kucharczyk and James J. Kemp, Jr.

Accountant Fees

     Audit Fees - The Company's independent auditor during 2001 was Cobitz, VandenBerg & Fennessy ("CVF"). The aggregate fees and expenses billed by CVF in connection with the audit of the Company's annual financial statements as of and for the year ended March 31, 2001 and for the required review of the Company's financial information included in its Form 10-Q filings for fiscal year 2001 was $22,250.

     Financial Information Systems Design and Implementation Fees - There were no fees or expenses billed by CVF for the services relating to design or implementation of financial information systems for fiscal year ended March 31, 2001.

     All Other Fees - The aggregate fees and expenses billed by CVF for all other services rendered to the Company for fiscal year 2001 was $1,100.

     The Audit Committee, after consideration of the matter, does not believe that the provision of additional services by CVF to be incompatible with maintaining the independence of CVF as the Company's principal accountant.

Report of Compensation Committee

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is responsible for establishing the compensation for the senior executive officers of the Company and its subsidiaries consistent with the Company's and the Bank's business plans, strategies, and goals. The Compensation Committee establishes the factors and criteria upon which the executive officers' compensation is based and how such compensation relates to the Company's performance, general compensation policies, competitive realities, and regulatory requirements.

     The Compensation Committee's functions and objectives are to: (a) determine the competitiveness of current base salary, annual incentives and long-term incentives relative to specific competitive markets for the President and Chief Executive Officer; (b) develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (c) develop an annual incentive plan; and (d) provide guidance to the Board of Directors in their role in establishing objectives regarding executive compensation.

     The overall compensation philosophy of the Company is as follows:

     . to attract and retain quality talent, which is critical to both the short-term and long-term success of this Company;

     . to reinforce strategic performance objectives through the use of incentive compensation programs;

     . to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic decision-making; and

     . to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to the executive officer consists of a mix of salary, stock option awards, as well as benefits under several employee benefit plans offered by the Bank.

     For the fiscal year ended March 31, 2001, the Bank continued its core earnings. Operating expenses were kept at peer group averages and the loan portfolio was increased. The net operating loss for fiscal 2001 was less than projected.

     In setting executive compensation for the President and Chief Executive Officer, the Compensation Committee considered core earnings, asset quality, and the interest rate spread as it relates to overall industry performance. In addition, the committee considered the various functions fulfilled by the one position. The Chief Executive Officer of the Bank also serves as the Chief Investment Officer and Chief Lending Officer and CRA officer. Based upon the small number of employees at the Bank, the committee considered the responsibility vested in this one position.

     The Compensation Committee investigates the competitiveness of the compensation of the Chief Executive Officer by reviewing surveys, such as the America's Community Bankers Officer Compensation Survey, as well as cost of living changes and other economic conditions.

     The Compensation Committee in the future expects to review the standards used in considering the compensation package offered to the Chief Executive Officer by utilizing such standards as the change in the return on assets, return on equity, total loans, and interest rate spread. The committee expects to adjust these standards for such unique factors as the increase in equity of the Bank as a result of the conversion to a stock company, and the lower interest rate environment of recent years.

     The Compensation Committee members in the exercise of their fiduciary duty and with their dedication to operating a safe and sound Company reserved unto themselves the right to amend or alter, based on general economic conditions and other factors governing the performance of Company, the guidelines and goals established at any time.

     Both the Compensation Committee and the Board will continue to review the standards of performance of the Bank and the appropriate peer group to which comparisons may be made. They reserve the right to change the standard and peer group comparables as they see fit in order to assure that the standards reflect the reality of the market place and the actual performance of the Company.


Directors Compensation

     Directors currently receive from the Bank $375 for each regular meeting and special meeting attended. In addition, directors receive a fee of $100 for attendance at the organizational meeting of the Board of Directors of the Bank. Directors do not receive fees for any Committee meetings. Directors Kosobucki, Storcel, Hradecky, Kemp and Kucharczyk each received fees of $4,600 for a total of $23,000 during the twelve months ending March 31, 2001. No directors fees are paid by the Company.

Executive Compensation

     The following tables set forth for the fiscal years ended March 31, 2001, 2000 and 1999 contain information as to the total compensation received by the President and Chief Executive Officer; no officer received compensation in excess of $100,000 during this period for services in all capacities to the Company and the Bank. These amounts reflect total cash compensation paid by the Bank to the President.

                         SUMMARY COMPENSATION SCHEDULE

                                                                          Long-Term Compensation
                                                                  -------------------------------------
                              Annual Compensation(1)                      Awards               Payouts
                            --------------------------           -------------------------     -------
                                                     Other          Restricted
Name and                                             Annual         Stock                         LTIP       All Other
Principal Position  Years  Salary($)   Bonus($)  Compensation($)(2)  Award($)      Options(#)     Payouts($) Compensation($)(3)
------------------  -----  ---------   --------  ------------------  -----------   -------------  ---------- ------------------
Dennis B. Kosobucki  2001  $85,000     $   0         $4,600           $   0            500          $   0       $37,688
President & CEO      2000  $80,000     $   0         $4,750           $   0            500          $   0       $34,853
                     1999  $75,000     $   0         $4,600           $   0            500          $   0       $41,124


(1) FOR FISCAL YEARS ENDING MARCH 31
(2) DIRECTORS FEES
(3) INCLUDES EMPLOYER PAYMENTS FOR DISABILITY, LIFE, HEALTH AND DEPENDENT HEALTH INSURANCE PREMIUMS AND USE OF AUTOMOBILE

                    AGGREGATED OPTION EXERCISES FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                               Number of Securities
                     Shares                    Underlying Unexercised         Value of Unexercised
                     Acquired                  Options at Fiscal              In-The-Money Options
                     on                        Year End (#)/1/                at Fiscal Year End/2/
                     Exercise     Value
Name                 (#)          Realized    Exercisable  Unexercisable   Exercisable   Unexercisable
----------------    ----------    --------    -----------  -------------   -----------   -------------
Dennis B. Kosobucki       0            0         6,750          1,300        11,679          2,249

Jeffrey P. Kosobucki      0            0         3,495            280         6,046            484

_____________
     /1/  All options will expire ten years from the date of grant.
     /2/ Represents the per share market value of the common stock at fiscal year and ($12.00) minus the average exercise price per share ($10.27).

Employment Agreements

     The Bank in June, 1994 entered into a three-year employment agreement with Mr. Dennis Kosobucki and in June 1998 entered into a three year employment agreement with Jeffrey P. Kosobucki. Each of the employment agreements have been extended effective June 1, 2001 until 2004. The annual compensation of each of the officers may be increased during the term of the agreement by action of the Board of Directors upon an annual performance review. The agreements may be extended annually by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given by the employee. The agreements are terminable by the Bank for just cause at any time or in certain events specified by the OBRE or the FDIC.

The employment agreements provide for severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the employee is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OBRE or FDIC or a change in the composition of more than a majority of the Board of Directors of the Company occurs.

The severance payment from the Bank in the event of a change of control will equal 2.99 times the officer's "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended. Such amount will be paid within five business days following the termination of employment, unless such officer elects to receive equal monthly installments over a three-year period. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employers are not entitled to deduct the amount of such excess payments. The employment agreements provide that if the severance payments to the officer constitute parachute payments in the opinion of counsel to the Bank, then (1) the officer may elect to receive the maximum amount of severance payments that can be paid without constituting excess parachute payments, or (2) if the officer does not make such election, then the employer shall pay him a lump sum cash payment equal to 2.99 times his base compensation.

The agreements restrict the employees' right to compete against the Bank for a period of one year from the date of termination of the agreement if the employee voluntarily terminates his employment, except in the event of a change in control, or if the Bank terminates for cause. The Board of Directors of the Company or the Bank may, from time to time, also extend employment agreements to other senior executive officers.


Benefits

Health and Life Insurance. The Bank's full time employees who work forty (40) or more hours per week are provided a comprehensive medical and hospitalization plan and life insurance. Employees do not contribute toward the cost of the Bank's medical and hospitalization plan for themselves. The Bank pays the entire expense of life insurance for its employees.

Life Insurance. In July, 1993 the Bank purchased $145,000 of whole life insurance policy on the President; in 1997, the Bank purchased an additional $125,000 of whole life insurance on the President. The aggregate annual premium is $18,312; the aggregate cash surrender value at March 31, 2001 was $86,263. Upon the death of the President, the Bank shall receive from the proceeds an amount equal to the premium and other costs paid by the Bank. The President has an option to purchase the policy, in the event of his termination of employment by the Bank or in the event the Bank determines to cancel or surrender the policy; the purchase price in either event to be paid by the President is the cash value of the policy at the time of his termination or cancellation or surrender of the policy by the Bank.

Employee Stock Ownership. The Bank maintains an Employee Stock Ownership Plan (the "ESOP") for the exclusive benefit of participating employees. In order to participate under the ESOP, employees are required to be 21 years old and have completed one year of service with the Bank. The ESOP has received tax qualified status from the Commissioner of the IRS.

The ESOP is to be funded by contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP originally borrowed funds in the amount of $177,550 from the Company to purchase 17,755 shares of Common Stock. This loan is secured by the shares purchased with the proceeds and will be repaid by the ESOP with funds from the Bank's contributions and earnings on ESOP assets; the loan earns interest at 8.25% and is payable in 120 equal installments of principal and interest. The payment of principal or interest on the loan is not guaranteed by the Bank. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. The Bank recorded $31,185 of compensation expense during the fiscal year ended March 31, 2001. The principal balance of the loan was $89,874 at March 31, 2001.

Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during the plan year, all other participants will be required to have completed at least 1,000 hours of service and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after the completion of five years of service. Vesting will be accelerated upon retirement, death, disability or termination of the ESOP. Forfeitures will be returned to the Bank or reallocated to other participants to reduce future funding costs. Benefits may be payable upon retirement, death, disability or separation from service. Contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

The Board of Directors has appointed a committee (the "ESOP Committee") composed of Directors James J. Kemp, Jr., James Kucharczyk and John A. Storcel to administer the ESOP. First Bankers Trust Company, N.A. has been selected to act as the independent trustee (the "ESOP Trustee") for the ESOP. The ESOP Trustee will be required to vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Shares for which employees do not give instructions and un-allocated shares will be voted by the ESOP Trustee in the same proportion as determined by the vote of participants with respect to allocated shares.

Stock Option Plan. Following approval by the Stockholders at the July, 1995 Annual Meeting, the Board of Directors of the Company adopted the West Town Bancorp, Inc. 1995 Stock Option Plan (the "Plan"). The Stock Option Plan authorizes granting of stock options and limited rights for 22,194 shares of Common Stock to such officers, key employees and directors of the Company or its affiliates as the Stock Option Committee of the Board of Directors (the "Committee") may determine. The members of the Committee are Edward J. Hradecky, John A. Storcel and James J. Kemp, Jr.

Options granted to date under the Plan become exercisable on a cumulative basis in equal installments over a five year period from the date of grant. The first installment of options became exercisable in July of 1996. The options will expire 10 years from the date of grant.

Options to purchase 14,875 shares of Common Stock were awarded to officers and directors on July 12, 1995; 500 options were awarded to Dennis B. Kosobucki in 1996 as part of his compensation for the fiscal year ended March 31, 1997; and 1,258 options were awarded to James J. Kemp, Jr. in September 1996 and 248 and 148 were awarded to James J. Kemp, Jr. on June 1, 1997 and 1998; 500 options were awarded to Dennis
B. Kosobucki in 1997, 1998, 1999, and 2000 as part of his compensation for those years. Jeffrey P. Kosobucki was awarded 200 options as part of his compensation for the fiscal years ended March 31, 1999 and 2000. All options granted have included limited rights which enable a holder, upon a change in control of the Company, to elect to receive cash equal to the difference between the exercise price of the option and the fair market value of the Common Stock on the date of exercise (multiplied by the number of shares with respect to which the rights are exercised). No Options were exercised during the fiscal year ended March 31, 2001. 2,765 options were available for future grant at March 31, 2001.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the Exchange Act, the Company's directors, executive officers and any person holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file such reports by these dates during the fiscal year ended March 31, 2001. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during the fiscal year ended March 31, 2001 all filing requirements applicable to its directors and executive officers were satisfied.

Transactions with Management. The Bank offers residential mortgage loans and consumer loans to its officers and directors and all such loans must be approved by the Bank's Board of Directors. All loans made to officers, directors and employees are made on the same terms as loans granted to members of the general public and do not involve more than the normal risk of repayment or present other unfavorable features. No officers or directors of the Bank or the Company had loans with the Bank which aggregated $60,000 or more during the fiscal year ended March 31, 2001.

PROPOSAL 2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Bank's independent auditors for the fiscal year ended March 31, 2001 were Cobitz, VandenBerg & Fennessy. The Board of Directors has appointed Cobitz, VandenBerg & Fennessy to continue as independent auditors for the Company and its affiliates, including the Bank, for the fiscal year ending March 31, 2002 subject to ratification of such appointment by the stockholders. Representatives of Cobitz, VandenBerg & Fennessy are expected to attend the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR ratification of the appointment of Cobitz, VandenBerg & Fennessy as the independent auditors of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                                         ---
COBITZ, VANDENBERG & FENNESSY AS THE INDEPENDENT AUDITORS OF THE COMPANY.

Stockholder Proposals

To be considered for inclusion in the proxy statement and proxy relating to the annual meeting of stockholders to be held in 2002, a stockholder proposal must be received by the

Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than February 14, 2002. Any such proposal shall be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations of the Securities and Exchange Commission.

Notice of Business to be Conducted at an Annual Meeting and Stockholder Nominations.

The bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days before the time originally fixed for such meeting; provided, however, that in the event that less than thirty-one (31) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2001 Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

A COPY OF THE FORM 10-K FOR THE YEAR ENDED MARCH 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE UNDERSIGNED AT WEST TOWN BANCORP, INC., 4852 WEST 30TH STREET, CICERO, ILLINOIS 60804.

By Order of the Board of Directors


Edward J. Hradecky
Corporate Secretary

Cicero, Illinois
June _____, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                            WEST TOWN BANCORP, INC.


COMPOSITION:  Only outside Directors serve as members.

MEETING FREQUENCY: At least twice a year and more frequently at the request of a Committee member, the independent public auditor or regulator/external examiner.

BASIC FUNCTION: Provide assistance to the corporate directors in fulfilling their responsibilities relating to the Company accounting, reporting practices and the quality and integrity of Company financial reports. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and internal auditors, and the Company's management.

SPECIFIC RESPONSIBILITIES:

1. Select the independent public auditor possessing the qualifications and experience necessary to conduct a competent and comprehensive audit of the Company and recommend ratification to stockholders. Evaluate the performance of the external auditor.

2. Require the Company's Chief Compliance Officer to make available appropriate internal audits and appropriate management personnel regarding the Company's compliance with applicable laws and regulations. Insist upon and monitor corrective action directs at compliance exceptions.

3. Receive and review reports from the public auditors and regulator examiners. Meet with external auditors and examiners to discuss findings, obtain recommendations for corrective action as required, and arrange for special audits, studies and examinations as necessary.

4. Review with the independent auditors, the company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

5. Review the internal audit function, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

6. Request from the independent auditor's, a written statement regarding any relationships and services that may affect the external auditor's independence.

7. Monitor management plans and actions intended to correct deficiencies identified in independent audits and supervisory examinations.

8. Perform related audit responsibilities in compliance with laws and regulations.

                                     PROXY
                            WEST TOWN BANCORP, INC.
            Annual Meeting of Stockholders to be held July 11, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of West Town Bancorp, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints Edward J. Hradecky and/or James J. Kemp, Jr. or any of them, with full power of substitution, to vote all shares of stock of West Town Bancorp, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present at the Annual Meeting of Stockholders of said Company to be held on Wednesday, July 11, 2001 at 1:00 p.m., and at any adjournments thereof, at the office of the Company at 4852 West 30th Street, Cicero, Illinois 60804, as follows:


        PLEASE MARK AN "X" ON THE APPROPRIATE LINE - USE DARK INK ONLY

________________________________________________________________________________

1.  The election of the following individuals     For  Withheld  Abstain
    as Directors for a term expiring in 2004:
    Dennis B. Kosobucki                           __   _______   ______
    James Kucharczyk                              __   _______   ______

2.  Ratification of the appointment of            For  Withheld  Abstain
    Cobitz, VandenBerg & Fennessy as
    Independent Auditors of the Corporation       __   ________  _______
    for the fiscal year ending March 31, 2002


3.  As such proxies may in their discretion       For  Withheld  Abstain
    determine upon such other matters as may
    properly come before the meeting              __   ________  _______


THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR THE DIRECTOR NOMINEES AND FOR
                                            ---                           ---
APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF COBITZ, VANDENBERG & FENNESSY. IF OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

When signing the proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.


Signature(s):

____________________________________________

____________________________________________

Date: ____________________________
      (Be sure to date your Proxy)